Exhibit 10.10

FOURTH SUPPLEMENTAL INDENTURE

FOURTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 26, 2026, among EG Group Holdings Europe Limited, a private limited company incorporated under the laws of England and Wales with registered number 17106123 (the “Subsequent Guarantor”), EG Global Finance plc, a public limited company incorporated in England and Wales, (the “Issuer”), and Deutsche Trustee Company Limited, as Trustee.

W I T N E S S E T H

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture , dated as of November 24, 2023 (as supplemented by a first supplemental indenture, dated as of November 14, 2024, among the Issuer, the Trustee and the guarantor named therein, by a second supplemental indenture, dated as of March 20, 2026 among the Issuer, the Trustee and the subsequent guarantors named therein and by a third supplemental indenture dated March 25, 2026 among the Issuer, the Trustee and the subsequent guarantor named therein) (the “Indenture”), providing for the issuance of Senior Secured Floating Rate Cash Pay / PIK Notes due 2028 (collectively, the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Subsequent Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Subsequent Guarantor shall unconditionally Guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions (and subject to the limitations and restrictions) set forth herein (the “Notes Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer and the Trustee are authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Subsequent Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Subsequent Guarantor hereby agrees to provide an unconditional Notes Guarantee on the terms and subject to the conditions and limitations set forth in the Indenture including but not limited to the provisions of Article 11 thereof, as applicable.

(a) The Subsequent Guarantor hereby agrees that its Notes Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Notes Guarantee.

(b) If an Officer or a duly authorized signatory pursuant to a board resolution or power of attorney whose signature is on the Supplemental Indenture or on the Notes Guarantee no longer holds that office at the time the Trustee procures the authentication of the Note on which a Notes Guarantee is endorsed, the Notes Guarantee shall be valid nevertheless.

(c) The execution of this Supplemental Indenture shall constitute due delivery of the Notes Guarantee set forth in this Supplemental Indenture on behalf of the Subsequent Guarantor.

3. RELEASES. Each Notes Guarantee shall be automatically and unconditionally released and discharged in accordance with Section 11.06 of the Indenture.

4. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Issuer or of any Subsequent Guarantor, as such, shall have any liability for any obligations of the Issuer or any Subsequent Guarantor under the Notes, the Indenture, the Notes Guarantees, the Security Documents or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

5. THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES AND THE NOTES GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Subsequent Guarantor and the Issuer.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

EG GROUP HOLDINGS EUROPE LIMITED as Subsequent Guarantor

By:	/s/ David Parekh
Name: David Parekh
Title: Director

(Signature Page to the Fourth Supplemental Indenture)

EG GLOBAL FINANCE PLC, as Issuer

By:	/s/ David Parekh
Name: David Parekh
Title: Director

(Signature Page to the Fourth Supplemental Indenture)

DEUTSCHE TRUSTEE COMPANY LIMITED, as Trustee

By:	/s/ Lauren Taylor
Name: Lauren Taylor
Title: Assistant Director

By:	/s/ Francoise Riviere
Name: Francoise Riviere
Title: Associate Director

(Signature Page to the Fourth Supplemental Indenture)